EXHIBIT 10.2

AMENDMENT NO. 2
TO THIRD AMENDED AND RESTATED NOTE PURCHASE AND SHELF AGREEMENT

This AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED NOTE PURCHASE AND SHELF AGREEMENT is made as of December 20, 2011 (this “Amendment”), among NN, INC., a Delaware corporation (the “Company”), certain of its subsidiaries named below (the “Guarantors” and collectively with the Company, each an “Obligor”), The Prudential Insurance Company of America (together with its successors and assigns, “Prudential”) and the other holders of the Notes from time to time party to the Note Agreement (as defined below) (collectively, and together with their successors and assigns, the “Noteholders”).

WITNESSETH:

    WHEREAS, the Company, the Guarantors and the Noteholders are parties to a certain Third Amended and Restated Note Purchase and Shelf Agreement, dated as of December 21, 2010, (as amended by that certain Amendment No. 1 to Third Amended and Restated Note Purchase and Shelf Agreement dated as of September 30, 2011 and as heretofore further amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”);

WHEREAS, the Company has requested that the Noteholders reinstate the Facility and extend the Issuance Period, as well as reduce the interest rate on the Series A Notes, and subject to the terms and conditions set forth herein, the Noteholders are willing to do so;

WHEREAS, the Company has requested that Prudential (the “Series B Purchaser”) purchase at par Series B Notes under the Note Agreement in the aggregate principal amount of $20,000,000 (the “Series B Notes”) on the date hereof;

NOW THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, the Guarantors and the Noteholders do hereby agree as follows:

SECTION 1.	DEFINED TERMS.

  Each term used and not otherwise defined herein shall have the meaning ascribed to such term in the Note Agreement.

SECTION 2.	AMENDMENTS.

2.1 Reinstatement of the Facility.  The Company and the Noteholders agree that the Facility is hereby reinstated and shall be in full force and effect as if the Facility had not expired.

2.2 Section 2.2.1 of the Note Agreement is hereby amended by replacing such Section in its entirety with the following:

           2.2.1            Facility.  Prudential is willing to consider, in its sole discretion and within limits which may be authorized for purchase by Prudential and Prudential Affiliates from time to time, the purchase of Shelf Notes pursuant to this Agreement.  The willingness of Prudential to consider such purchase of Shelf Notes is herein called the “Facility”.  At any time, the aggregate principal amount of Shelf Notes stated in Section 1.2, minus the aggregate principal amount of Series B Notes purchased and sold pursuant to this Agreement prior to such time, minus the aggregate principal amount of Shelf Notes purchased and sold after the Second Amendment Effective Date pursuant to this Agreement prior to such time, minus the aggregate principal amount of Accepted Notes (as hereinafter defined) which have not yet been purchased and sold hereunder prior to such time, is herein called the “Available Facility Amount” at such time.  NOTWITHSTANDING THE WILLINGNESS OF PRUDENTIAL TO CONSIDER PURCHASES OF SHELF NOTES, THIS AGREEMENT IS ENTERED INTO ON THE EXPRESS UNDERSTANDING THAT NEITHER PRUDENTIAL NOR ANY PRUDENTIAL AFFILIATE SHALL BE OBLIGATED TO MAKE OR ACCEPT OFFERS TO PURCHASE SHELF NOTES, OR TO QUOTE RATES, SPREADS OR OTHER TERMS WITH RESPECT TO SPECIFIC PURCHASES OF SHELF NOTES, AND THE FACILITY SHALL IN NO WAY BE CONSTRUED AS A COMMITMENT BY PRUDENTIAL OR ANY PRUDENTIAL AFFILIATE.

2.3 Amendment to Section 2.2.2.  Section 2.2.2 of the Note Agreement is hereby amended by replacing such Section in its entirety with the following:

      Section 2.2.2                      Issuance Period.  Shelf Notes may be issued and sold pursuant to this Agreement until the earlier of (i) December 20, 2014 and (ii) the thirtieth day after Prudential shall have given to the Company, or the Company shall have given to Prudential, written notice stating that it elects to terminate the issuance and sale of Shelf Notes pursuant to this Agreement (or if such thirtieth day is not a Business Day, the Business Day next preceding such thirtieth day).  The period during which Shelf Notes may be issued and sold pursuant to this Agreement is herein called the “Issuance Period”.

2.4 Amendment to Schedule B.  Schedule B of the Note Agreement is amended by adding the following definitions of “Second Amendment Effective Date” and “Series B Notes” in proper alphabetical order:

     “Second Amendment Effective Date” shall mean December 20, 2011.

     “Series B Notes” shall mean those certain Shelf Notes, Series B, issued by the Company on the Second Amendment Effective Date in the aggregate amount of $20,000,000.

2.5 Amendment to Exhibit 1.1.  Exhibit 1.1 of the Note Agreement is amended and restated in its entirety in the form of Exhibit 1.1 hereto.

2.6 Amendment to Series A Notes.  Each Series A Note is hereby amended effective as of October 26, 2011 by replacing each reference to “6.70%” in each Series A Note with “5.39%”.

SECTION 3.	REPRESENTATIONS AND WARRANTIES.

      Each Obligor hereby represents and warrants to the Noteholders as follows:

  3.1 This Amendment. This Amendment has been duly and validly executed by an authorized officer of such Obligor and constitutes the legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms.  The Note Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms.

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     3.2 Power and Authority.  The execution, delivery and performance by such Obligor of this Amendment (i) are within such Obligor’s power and authority; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of such Obligor’s certificate of incorporation or bylaws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Obligor or any of its Subsidiaries is a party or by which such Obligor or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Obligor or any of its Subsidiaries; and (vii) do not require the consent or approval of any Governmental Authority or any other person.

    3.3 No Default or Event of Default.  No Default or Event of Default now exists under the Note Agreement and, upon the effectiveness of this Amendment, no Default or Event of Default will be existing and no Default or Event of Default will occur as a result of the effectiveness of this Amendment.

    3.4                Restatement of Representations and Warranties.  Upon the effectiveness of this Amendment, the representations and warranties of such Obligor contained in the Note Agreement, as amended by this Amendment, and the other Financing Documents will be true and correct in all material respects on and as of the date of this Amendment, except for representations and warranties that were given as of a specific earlier date (which remain true and correct as of such earlier date) or representations and warranties which became inaccurate solely as a result of changes permitted under the Note Agreement.

SECTION 4.	CONDITIONS TO EFFECTIVENESS

     This Amendment shall become effective as of the time on which each of the following conditions precedent shall have been fulfilled:

  4.1 This Amendment.  The Noteholders shall have received from each Obligor and each other Noteholder an original counterpart of this Amendment, in each case, executed and delivered by a duly authorized officer of such Obligor or such Noteholder, as the case may be.

  4.2 Other Fees and Expenses.  The Obligors shall have paid all other reasonable outstanding costs, expenses and fees of the Noteholders and its advisors, service providers and legal counsels incurred in connection with the documentation of this Amendment, in each case, to the extent invoiced.

  4.3 Other Documents.  The Agent shall have received such other documents, instruments or other materials as it shall have reasonably requested.

SECTION 5.	REAFFIRMATIONS AND ACKNOWLEDGMENTS.

  5.1 Reaffirmation of Guaranty.  Each Guarantor consents to the execution and delivery by the Company of this Amendment and the issuance of the Series B Notes and jointly and severally ratify and confirm the terms of its Guaranty of the Obligations of the Company arising under Section 23 of the Note Agreement in contemplation of, and after giving effect to, this Amendment and the issuance of the Series B Notes.  Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Company to the Noteholders or any other obligation of the Company, or any actions now or hereafter taken by the Noteholders with respect to any obligation of the Company, Section 23 of the Note Agreement (i) is and shall continue to be a primary obligation of the Guarantors, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms.  Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under Section 23 of the Note Agreement.

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  5.2 Acknowledgment of Perfection of Security Interest. Each Obligor hereby acknowledges that, as of the date hereof and after giving effect to this Amendment and the issuance of the Series B Notes, the security interests and liens granted to the Collateral Agent and the Noteholders under the Note Agreement, the Pledge Agreements and the other Financing Agreements are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Note Agreement and the other Financing Agreements.

  5.3 Replacement Notes.  The Company agrees to execute and deliver to the holders of the Series A Notes replacement Series A Notes in the form of Exhibit 1.1 contemporaneously with the execution of this Agreement or promptly thereafter. The holders of the existing Series A Notes dated December 21, 2010 agree to return such Series A Notes to the Company for cancellation contemporaneously with the execution of this Agreement or promptly thereafter.

  5.4 Waiver of Issuance Fee.  The Series B Purchaser agrees to waive the Issuance Fee that would otherwise be required by Section 2.2.9(ii) of the Note Agreement in connection with the sale of the Series B Notes.

SECTION 6.	MISCELLANEOUS.

  6.1 Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

  6.2 Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment.

  6.3 No Novation.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Note Agreement or an accord and satisfaction in regard thereto.

  6.4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto and separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument.

  6.5              Headings. Section headings used in this Amendment are for the convenience of reference only and are not a part of this Amendment for any other purpose.

  6.6              Negotiations. Each Obligor acknowledges and agrees that all of the provisions contained herein were negotiated and agreed to in good faith after discussion with the Noteholders and reviewed by counsel for such Obligor.

  6.7 Expenses. The Obligors shall be responsible for all reasonable costs, expenses and fees of the Noteholders and its advisors, service providers and legal counsels incurred in connection with the documentation of this Amendment.

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  6.8 Nonwaiver. Other than as provided in Section 2 and Section 5.4 above, the execution, delivery, performance and effectiveness of this Amendment shall not operate as, or be deemed or construed to be, a waiver: (i) of any right, power or remedy of the Noteholders under the Note Agreement (as amended by this Amendment) or any other Financing Agreement, or (ii) any term, provision, representation, warranty or covenant contained in the Note Agreement (as amended by this Amendment) or any other Financing Agreement.  None of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Default or Event of Default under the Note Agreement (as amended by this Amendment).

  6.9             Reaffirmation.  Each Obligor hereby, after giving effect to this Amendment and to the issuance of the Series B Notes, (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Note Agreement (as amended by this Amendment) and each other Financing Agreement to which it is a party (including, without limitation, any Guaranty of Payment) and (ii) ratifies and reaffirms its grant of security interests and Liens under such documents and confirms and agrees that such security interests and Liens hereafter secure all of the Obligations.

  6.10 Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

  6.11 Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

  6.12 Financing Agreement.  This Amendment is a Financing Agreement.

[Signatures Follow on Next Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers or agents thereunto duly authorized as of the date first written above.

BORROWER:

NN, Inc.

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President – Corporate Development and
Chief Financial Officer

GUARANTORS:

Industrial Molding Corporation, as successor by merger to Industrial Molding Group, L.P.

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Treasurer

The Delta Rubber Company

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Treasurer

Whirlaway Corporation

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Treasurer

Triumph LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Treasurer

[SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED NOTE AGREEMENT]

NOTEHOLDERS:

The Prudential Insurance Company of America

By:	/s/ Billy Greer
Name: Billy Greer
Title: Senior Vice President

Prudential Retirement Insurance and Annuity Company

By:	Prudential Investment Management, Inc., as investment manager

By:	/s/ Billy Greer
Name: Billy Greer
Title: Senior Vice President

American Bankers Life Assurance Company of Florida, Inc.

By:	Prudential Private Placement Investors, L.P., as Investment Advisor
By:	Prudential Private Placement Investors, Inc., as its General Partner

By:	/s/ Billy Greer
Name: Billy Greer
Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED NOTE AGREEMENT]

Farmers New World Life Insurance Company

By:	Prudential Private Placement Investors, L.P., as Investment Advisor
By:	Prudential Private Placement Investors, Inc., as its General Partner

By:	/s/ Billy Greer
Name: Billy Greer
Title: Senior Vice President

Union Security Insurance Company

By:	Prudential Private Placement Investors, L.P., as Investment Advisor
By:	Prudential Private Placement Investors, Inc., as its General Partner

By:	/s/ Billy Greer
Name: Billy Greer
Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED NOTE AGREEMENT]

Exhibit 1.1

 [Form of Series A Note]

NN, Inc.

5.39% Senior Note, Series A due April 26, 2014

No. [_________]	[Date]
$[____________]	PPN [__]

For Value Received, the undersigned, NN, Inc. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] Dollars on April 26, 2014, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.39% per annum from the date hereof if no Event of Default (as defined in the Note Purchase Agreement referred to below) has occurred and is continuing, payable semiannually, on the twenty-sixth (26th) day of each April and October in each year, commencing with the April 26 or October 26 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on the unpaid balance hereof at the Default Rate (as defined in the Note Purchase Agreement referred to below) if an Event of Default has occurred and is continuing, and to the extent permitted by law on any overdue payment of interest and any Yield-Maintenance Amount (as defined in the Note Purchase Agreement referred to below), payable at the Default Rate semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Yield Maintenance Amount with respect to this Series A Note (as defined below) are to be made in lawful money of the United States of America at JPMorgan Chase Bank, National Association in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Series A Note as provided in the Note Purchase Agreements referred to below.

This Series A Note (herein called the “Series A Note”) is one of a series of senior notes issued pursuant to that certain Third Amended and Restated Note Purchase and Shelf Agreement, dated as of December 21, 2010, among between the Company and the respective Purchasers named therein, (as from time to time amended, the “Note Purchase Agreement”) and is entitled to the benefits thereof.  Each holder of this Series A Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Series A Note is a registered Series A Note and, as provided in the Note Purchase Agreement, upon surrender of this Series A Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Series A Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Series A Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.  This Series A Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Series A Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Yield Maintenance Amount) and with the effect provided in the Note Purchase Agreement.

This Series A Note is guaranteed pursuant to the Subsidiary Guarantees and is secured by the Security Agreements, and reference is hereby made to such Financing Agreements.

This Series A Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

NN, INC.

By:
Name
Title